Exhibit 10.29

FIRST AMENDMENT TO MASTER AGREEMENT
THIS FIRST AMENDMENT TO MASTER AGREEMENT (this "Amendment"), dated as of June ___, 2005, by and between W ACHOVIA BANK. NATIONAL ASSOCIATION, a national banking association (herein called "Wachovia"), and FIRST STATES INVESTORS 3300, LLC, a Delaware limited liability company (herein called "Master Landlord").
R E C I T A L S :
A.    Wachovia and Master Landlord are parties to a certain Master Agreement Regarding Leases dated September 22, 2004 (the "Existing Master Agreement").
B.    By this Amendment, Wachovia and Master Landlord desire to amend and modify the Existing Master Agreement (the Existing Master Agreement, as amended by this Amendment, being called the "Master Agreement") with respect to that certain Group A Property identified on Exhibit A to the Existing Master Agreement by the property name "South Amboy Office" and the Pill number "281047", and having an address of 116 North Broadway & Augusta Street, South Amboy, New Jersey (the "South Amboy Property"), and the Lease with respect to the South Amboy Property (the "South Amboy Lease"), all upon the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Wachovia and Master Landlord hereby agree to amend and modify the Existing Master Agreement as follows:
1.    Defined Terms. All terms used herein (including in the Recitals), and not otherwise defined herein, shall have the meanings ascribed thereto in the Existing Master Agreement.
2.    Restriction on LL Transfers. The restriction contained in Section 6 of the Existing Master Agreement shall no longer apply to the South Amboy Lease (but shall continue to apply to all other Group A Leases).
3.    Termination Rights Area.
(a)    No Type II Termination Rights Area shall result from any Coterminous Expansion Space being added to the Leased Premises under the South Amboy Lease.
(b)    No Type III Termination Rights Area or Type IV Termination Rights Area shall result from any Type A or Type B Coterminous Former Release Premises being added to the Leased Premises under the South Amboy Lease.

4.    Miscellaneous.
4.1.    This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York; except as otherwise provided in Section 19 of the Existing Master Agreement.
4.2.    References in the Existing Master Agreement to "this Agreement" or words of similar import shall be deemed to mean the Existing Master Agreement, as amended by this Amendment.
4.3.    This Amendment constitutes the entire agreement between Wachovia and Master Landlord relating to the subject matter hereof, supersedes all oral statements and prior writings related thereto and may not be amended, waived or canceled, except by an agreement in writing signed by Wachovia and Master Landlord or their respective successors in interest.
4.4.    Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Existing Master Agreement shall remain unmodified and continue in full force and effect and, as amended hereby, all of the terms, covenants. provisions and conditions of the Existing Master Agreement are hereby ratified and confirmed in all respects.
4.5.    This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors in interest and permitted assigns.
4.6.    This Amendment may be executed in several counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

WACHOVIA:	WACHOVIA BANK, NATIONAL ASSOCIATION By: /s/ Thomas Markert Name: Thomas Markert Title: Vice President

MASTER LANDLORD	FIRST STATES INVESTORS 3300, LLC By: /s/ Glenn Blumenthal Name: Glen Blumental Title: Vice President

The undersigned, being the Designated Portfolio Lender under Master Agreement, DOES
HEREBY consent to, and approve of, this Amendment.
LEHAMAN BROTHERS HOLDINGS, INC.
By: /s/ Charlene Thomas
Name: Charlene Thomas
Title: Authorized Signatory

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